SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (“Second Amendment”) is made effective as of  August 12, 2009, by and between FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation (the “Borrower”) and CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.) (the “Lender”), as follows:

WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated effective as of October 18, 2006 and that certain First Amendment to Loan and Security Agreement dated effective as of May 29, 2009 (the “Agreement”) reflecting a Line of Credit (the “Line of Credit”) from Lender to Borrower, as evidenced by among other documents, a Promissory Note (the “Note”) dated October 18, 2006 executed by Borrower in favor of Lender in the original principal amount of $50,000,000.00 and the Agreement;

WHEREAS, Lender and Borrower have agreed to changes in the Revolving Credit Borrowing Base, the addition of Ray D. Reaves, Jr. as an additional guarantor, and the addition or amendment of certain terms and conditions of the Agreement and Loan Documents;

NOW, THEREFORE, in consideration of advances, loans, extensions of credit or other financial accommodations, now existing or hereafter made, to or for the account or benefit of the Borrower by Lender, and as an inducement therefore the parties hereto agree as follows:

1.

Borrower and Lender hereby covenant and agree that Effective as of the date hereof, the Revolving Credit Borrowing Base shall be increased to $6,800,000, until it is redetermined pursuant to the provisions of Article III of the Agreement on or about September 1, 2009, or is otherwise adjusted pursuant to the provisions of the Agreement.

2.

Borrower and Lender hereby covenant and agree that the Agreement is amended as follows:

Article I, Section 1.5, Applicable Margin, is hereby deleted in its entirety and the following inserted in lieu thereof:

Applicable Margin shall mean, for any day with respect to any Revolver Loan or with respect to the commitment fees payable hereunder, as the case may be, the Applicable Margin per annum set forth below under the caption “Applicable Prime Rate”, “Libor Rate” or “Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage as of such determination date.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

pdc/o&g/Fieldpoint/2nd Amend L&S.001

Category	Borrowing Base Usage	Applicable Prime Rate	Libor Rate	Commitment Fee Rate
1.	Greater than or equal to 75%	2.25%	3.25%	0.50%
2.	Greater than or equal to 50% but less than 75%	2.00%	3.00%	0.50%
3.	Less than 50%	1.75%	2.75%	0.50%

3.

Borrower and Lender hereby covenant and agree that the Agreement is further amended as follows:

Article II, Section 2.9.1, Interest Prior to Maturity, is hereby deleted in its entirety and the following inserted in lieu thereof:

2.9.1 Interest Prior to Maturity. Subject to the provisions and limitations hereof, each Revolver Loan advance hereunder shall accrue interest at: (i) the Applicable Prime Rate plus the Applicable Margin or (ii) the Libor Rate plus the Applicable Margin.  The Borrower shall notify the Lender in writing of the Borrower’s choice of interest rate on a particular advance simultaneously with requesting such advance. The Borrower may elect to have interest accrue at Libor plus the Applicable Margin as to any new or then outstanding Revolver Loans provided (x) there is then no Default or Event of Default, unless such Default or Event of Default has been waived in writing by the Lender, and (y) the Borrower have so advised the Lender of its election to use Libor and the Libor Period selected no later than three (3) Business Days prior to the proposed borrowing or, in the case of a Libor election with respect to a then outstanding Revolver Loan, three (3) Business Days prior to the conversion of any then outstanding Revolver Loans to Libor Loans and (z) the election and Libor shall be effective, provided, there is then no unwaived Default or Event of Default, on the fourth Business Day following said notice. No more than five (5) Libor Loans may be outstanding at any time. If no such election is timely made or can be made, then the Lender shall use the Applicable Prime Rate plus the Applicable Margin to compute interest.  Interest accruing under the rate selected by Borrower under this section will be calculated based on a calendar year of 360 days but assessed for the actual number of days elapsed during each accrual period.

4.

All terms, conditions and provisions of the Agreement and any other Loan Documents shall be and remain in full force and effect as therein written, as modified in conjunction with this Second Amendment.

5.

This Second Amendment may be executed by counterparts, each of which will for all purposes be deemed to be an original and shall constitute one and the same instrument.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

pdc/o&g/Fieldpoint/2nd Amend L&S.001

6.

This Second Amendment shall inure to the benefit of each respective parties successors and assigns.

Executed as of the first day written above:

BORROWER:

FIELDPOINT PETROLEUM CORPORATION,

a Colorado corporation

By:

__/s/ Ray D. Reaves, Jr._____

Ray D. Reaves, Jr.

President

LENDER:

CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.)

By:

_/s/ Ryan Watson_____

Ryan Watson

Vice President

Acknowledged and accepted this ____ day of August, 2009 by the following Loan Parties:

BASS PETROLEUM, INC.,

a Texas corporation

By:

__/s/ Ray D. Reaves, Jr.___

___/s/ Ray D. Reaves, Jr.___

Ray D. Reaves, Jr.

Ray D. Reaves, Jr.

President

RAYA ENERGY CORP.,

a Texas corporation

By:

_/s/ Ray D. Reaves, Jr._______

Ray D. Reaves, Jr.

President

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

pdc/o&g/Fieldpoint/2nd Amend L&S.001